

Corporate Presentation

May 2008

SkyPeople FRUIT JUICE

Shaanxi Tianren Organic Food Co., Ltd.



EEVT.OB

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statement.

Potential risks and uncertainties include, but are not limited to, such factors as unanticipated changes in product demand, interruptions in delivery, maintenance of proprietary technology, expansion of product offering, integration of future acquisitions, implementation of product development, marketing, sales, and acquisition strategies, anticipation and adaptation to changing conditions in the fruit juice industry markets as well as the impact of any changes in government regulation, mergers and acquisitions involving competitors, technological developments and other significant competitive and market dynamics. applicable regulations, and other information detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct.

Equity Snap Shot

Shaanxi Tianren Organic Food Co., Ltd	OTCBB: EEVT
Price at (04/04/2008):	$0.01
Market Capitalization:	-
Common shares outstanding:	87.28M
Revenue 2007 (unaudited):	$ 29.4M
Net income 2007 (unaudited):	$7.6M
Fiscal Year:	December 31
Earning per share (ttm)	-
Market Value to Net Income (ttm)	-

Prior to June 2, 2008 company should effect a 1-for-328.72898 reverse split of outstanding common stock

Investment Highlights

- Strong and steady revenue and profit growth
- Advanced technology and equipment
- World class quality assurance
- Largest kiwi planting and processing factory in Asia
- Strong domestic and international market presence
- Acquisitions and expansion of current facilities


Revenue
$7.0M
$17.4M
$29.4M
$5.2M
$8.9M
2005
2006
2007(unaudited)
2007 Q1(unaudited)
2008Q1(unaudited)


Net Income
$1.0M
$3.8M
$7.6M
$1.5M
$1.1M
2005
2006

Great Market Opportunity in China

- **The total sales of fruit juice product in the world and China reach $7.9 billion and $2.9 billion respectively in 2006, with growth rate of over 30% each year**
  (China Fruit and Vegetable Juice Association, CBIA)
- **Annual consumption of fruit juice will reach 73 billion liters by 2020 in Asia and Africa; while the demand for concentrated fruit juice, fruit puree and fruit paste will be 7 million tons by 2020** *(China Fruit and Vegetable Juice Association, CBIA)*
- **Current domestic fruit juice per capita consumption less than 1kg/year, which is 1/10th of world average and 1/40th of other developed nations** *(USDA)*
- **China produce over 50% of global apple and pear juice and pricing appears sustainable**
- **Incredible potential for growth with middleclass expansion in the next 15 years**


China Middle Class Expansion
24.2
15.4
50.5
16.7
27.6
38.6
10.2
19.4
17
51.1
2005
2015 E
2025 E
Poor
Lower Middle Class
Upper Middle Class
Mass Affluent
Global Affluent


2004 年 1 月-2007 年 7 月中国浓缩苹果汁出口价格走势

Corporate Structure

The company's name will change to SkyPeople Fruit Juice, Inc.

Entech Environmental Technologies, Inc.
EEVT.OB
(SkyPeople Fruit Juice, Inc.)

↓ **100% Ownership**

Pacific Industry Holding Group Co., Ltd.

↓ **99% Ownership**

Shaanxi Tianren Organic Food Co.,Ltd.

Company Overview

Top-tier Supplier in concentrated fruit juice Industry

- One of the largest concentrate fruits juice producers in China with annual productivity of about 50,000 tons
- Production plants employ advanced technology and most modern equipment
- Dominates 20% of China high acidic apple juice concentrate market
- Established national and international client base
- The largest kiwi planting and production in Asia, the only standard kiwi planting base in China
- Only high-tech enterprise recognized by Shaanxi Food Industry and awarded "Excellent Leading Food Enterprise from the National Food Industry" in 2005, 2006, and 2007
- Capacity utilization rate reached 102% in 2007









Background

- Established in August 2001
- Completed reverse merger in February 2008

Headquartered in Shaanxi Province, China

Total 465 employees, 42 in Research and Development

Largest Kiwifruit Plantation in Asia

- Located in Zhouzhi county, Xi'an city
- 32,950 acres (200,000 mu), 68 kiwifruit species resources, the largest in size in Asia
- Annual fruit output capacity of 200,000 tons, the largest in output in Asia
- Largest kiwifruit R&D center in China
- Kiwifruit Plantation is partly organic and will be completely organic within 3-5 years
- Sponsored by Word Bank and listed in the category of China national 863 Program
- The Chinese organic food industry represented 0.1% of the total $1.3 billion revenue in 2007. Developed countries average 2% of total revenue for organic products *(IFOAM)*







Planting Base and Facilities in China


Heilongjiang
Jilin
Liaoning Province
Inner Mongolia
Xinjiang
Gansu
Shaanxi Province
Hebei
Qinghai
Shandong
Henan
Jiangsu
Tibet
Sichuan
Hubei
Shanghai
Zhejiang
Jiangxi
Hunan
Guizhou
Yunnan
Guangxi
Guangdong
Taiwan
Hong Kong



Huludao City, Liaoning Province

Liaoning uniquely suited for high acidic apple planting





Shaanxi Province

Shaanxi is the largest fruit juice province in China, the location of the kiwifruit plantation and suited for pear planting

Diversified Product Mix



Tianren Sales Breakdown 2007
39.9%
22.1%
18.8%
2.1%
12.5%
4.4%
0.2%
Pear juice concentrate
Apple juice concentrate
Kiwijuice concentrate
Kiwijuice puree
Fruit Beverage
Fresh kiwifruit
apple aroma








World Class Quality Assurance

- Quality checks throughout the purchase, production, product examination, product storage and transportation processes
- ISO9001 certified
- HACCP (Hazard Analysis & Critical Control Point) awarded
- KOSHER certificate awarded
- Organic Food Quality System Certification OSA
- 32 quality control engineers and employees in QA program
- Comply with test standards of FDA (U.S. Food and Drug Administration), NFPA (U.S. National Food Processors Association), KFL (U.S. Krueger Food Laboratories) and SGF (Market Control System of Fruit Juice in Europe)
- Member of China Beverage Industry Association


HACCP
HACCP


OSA


KOSHER CERTIFICATION
KOSHER CERTIFICATE

Market Coverage and Customer Base

- Over 66% of the products exports to U.S., the European Union and the Middle East in 2007
- Most of the domestic sold concentrated apple and pear juice distribute to local and international leading fruit juice drink processors, such as Huiyuan, LOTTE, and Mengniu
- 64 full time employees in sales and marketing team as of December 31, 2007



33.2%
21.1%
45.6%
direct export
indirect export
domestic sale

Advanced Technology and Equipment

New Fruit Processing Technology



- Production process utilizes a Fulewei presser (Germany), KOCH ultrafiltration technology (U.S), Schmidt (Germany) ultra-low temperature concentration evaporation technology, fully automatic controlling and on-line checking and controlling technology, and ELPO (Italy) fully automatic sterile canning technology
- Combined "Complete Enzymolysis" and "Multiple Enzymolysis and Digestion" with the advanced technologies which include "membrane filtration", "resin absorption" and low-temperature reverse osmosis membrane concentration



Equipment and Efficiency

- Production line adopts top-tier foreign equipment such as Flottweg and Schmitt (Germany), ELPO and Belducci (Italy)
- Processing raw material at 70 tons/hour, annual concentrated fruit juice productivity is 30,000 tons, which is in the front rank of the industry

Research and Development

Research and Development

- Research and Development comprises 42 full time employees
- Retains external experts and strong collaboration with academic research institutions
- Total Research and Development investment was about $1,027,350 over the past four years
- Developing kiwifruit fermentation technology for kiwifruit vinegar



Patents:

- Device for breaking up and separating fruit peel and then squeezes the pulp out of the fruit separating pulp from the fruit peel. Patent Number: **ZL200620078461.1**
- Device for removing material on fruit peel and fruit hair. Patent Number: **ZL200620078461.1**



Growth Strategy

- **Rapid expansion** – Targeted acquisitions to increase capacity
- Planned production **capacity expansion** for 2008 and 2009
  - Jingyang - Pear Juice Concentrate/Fructose
  - Yingkou - High Acid Apple Juice Concentrate
  - Zhouzhi - Kiwi Puree/Kiwi Juice Concentrate
  - Huludao - High Acid Apple Juice Concentrate
- Focus on **organic and green** fruit and vegetable juice concept
- Promote the image of "**Hedetang**" brand in the market









SkyPeople FRUIT JUICE

合德堂® Hedetang

Planned Capacity Expansion & Acquisition

Location	Comes Online	Products	Total Annual Planned Capacity	Total Planned Capital Expenditure ($,000)
Jingyang	3Q 2008	Concentrated pear juice and fructose production line	20T/H + 20T/H	7,240
Yingkou	3Q 2008	Concentrated fruit juice production line	20T/H	2,630
Zhongzhi	1Q 2009	Kiwi concentrated juice	3000T/4000T	6,000
Huludao (Liaoning)	3Q 2009	Concentrated fruit juice production line & Cold storage	50T/H fruit juice & 10,000 ton cold storage	13,680
Total				29,550

Target company	Planned acquisition time	Total Annual Capacity added	Total Planned Capital Expenditure ($,000)
Yingkou Teshitai Fruit and Vegetable Food Company Limited	2Q 2008	6000T	5,260
Huludao Wonder Fruit Co., Ltd.	2Q 2008	10000T	8,290
Xi'an Yaqin Fruit Product Co.,Ltd.	2Q 2008 - 2Q 2009	10000T	3,290
Total			16,840

Experienced Management Team

Hongke Xue, Chairman of Board.
Founder of Shaanxi Tianren Organic Food Co., Ltd
Senior engineer bachelor of Lanzhou University of Finance and Economics

---

Yongke Xue, CEO and Director.
Founder of Shaanxi Tianren Organic Food Co., Ltd
MBA of Xi'an Jiaotong University

Spring Liu, CFO
Formerly corporate secretary and financial reporting manager of Trio-Tech International (AMEX: TRT)
B.S. in Accounting from University of Phoenix, passed all sections of the Uniform Certified Public Accountants Examination in California

---

Xiaoqin Yan, Director
Joined Tianren in 2004, formerly manager of logistics of Tianjin Dingyuan International Foods Co., Ltd.
B.S. in Computer Technology of Air Force University of Engineering B.A. in Business Management from PLA Military School.

Robust Revenue Growth


Revenue
CAGR 104.8%
$7.0M
$17.4M
$29.4M
$5.2M
$8.9M
2005
2006
2007 (Unaudited)
2007Q1(Unaudited)
2008Q1(Unaudited)

Gross Profit


Gross Profit/Gross Margin
12
9
6
3
0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2.6M
7.3M
10.9M
2.2M
1.9M
36.4%
42.0%
37.1%
42.9%
21.0%
CAGR 108.8%
2005
2006
2007(unaudited)
2007Q1(unaudited)
2008Q1(unaudited)
Gross Profit
Gross Margin

Strong Net Income



Net Income
$7.6M
$3.8M
CAGR 171.6%
$1.0M
$1.5M
$1.1M
2005
2006
2007(unaudited)
2007Q1(unaudited)
2008Q1(unaudited)

Income Statement

	For the year ended December 31		
($ in thousands)	2007 (unaudited)	2006	2005
Revenue	29,362	17,427	7,028
Cost of Goods sold	18,467	10,105	4,471
Gross profit	10,895	7,322	2,556
Total operating expenses	1,876	1,070	937
Income from operations	9,018	6,252	1,619
Net income	7,596	3,845	1,035

Balance Sheet Highlight

($ in thousands)	December 31		
	2007 (unaudited)	2006	2005
Cash	$4,094	$2,135	$593
Current Assets	17,865	8,249	2,138
Total Assets	46,610	21,422	10,423
Current Liabilities	10,785	4,409	4,635
Total Liabilities	12,982	4,409	4,635
Total Stockholder's Equity	26,246	16,300	5,778
Current Ratio	1.63	1.87	0.46
Debt/Equity Ratio	0.49	0.27	0.80

Investment Summary

- Huge market potential support aggressive growth opportunities
- World class quality assurance and advanced technology
- The largest kiwi planting base in Asia, supported by organic planting techniques
- Strong and steady growth in past three years
- Scheduled expansion of current facilities and targeted acquisitions
- Experienced management team and strong R&D team







Contact Information

Shaanxi Tianren Organic Food Co., Ltd.

Spring Liu, CFO

A-4F Tongxinge, Xietong Building, Gaoxin 2nd Road,Hi-Tech Industrial Zone

Xi'an, Shaanxi province, PRC

710065 011-86-29-88386415

CCG Investor Relations

Crocker Coulson, President

1325 Avenue of the Americas
Suite 2800
New York, NY 10019

646-213-1915 (NY office)

(323) 270 8886 (cell)

crocker.coulson@ccgir.com

www.ccgelite.com

Auditor:

Tarvaran Askelson & Company, LLP

23974 Aliso Creek RD., Suite 395

Laguna Niguel, California 92677

Attorney:

Darren Ofsink, Esq.

Guzov Ofsink, LLC

600 Madison Avenue, 14th Floor,

New York, NY 10022



Thank You !

SkyPeople
FRUIT JUICE

Shaanxi Tianren Organic Food Co., Ltd.

